UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

ChampionsGate Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42651	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

419 Webster Street

Monterey, CA 93940

(Address of principal executive offices)

(831)-204-7337

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-eighth of one Class A ordinary share	CHPGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHPG	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-eighth of one Class A ordinary share	CHPGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 11, 2026, ChampionsGate Acquisition Corp, a publicly traded special purpose acquisition company (“ChampionsGate”), and Futuremain Co., Ltd., a Korean global engineering and information technology company specializing in machinery safety diagnostics (“Futuremain”), announced that they had entered into an Agreement and Plan of Merger and Business Combination Agreement (the “BCA”), together with such other persons as are contemplated to become parties to the BCA, including the entities to be formed in connection with the transactions contemplated thereby as “Pubco,” “Holdco,” “Merger Sub I” and “Merger Sub II.” The transactions contemplated by the BCA are expected to result in Futuremain becoming an indirect wholly owned subsidiary of Pubco and Pubco becoming a publicly listed company whose ordinary shares are expected to be listed on the Nasdaq Stock Market LLC.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to the shareholders of ChampionsGate for their consideration. In connection with the proposed transaction, ChampionsGate intends to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) and a registration statement on Form F-4 (the “Registration Statement”). The Proxy Statement will be distributed to ChampionsGate shareholders in connection with ChampionsGate’s solicitation of proxies for the vote by its shareholders on the proposed transaction and other matters described in the Proxy Statement, and the Registration Statement will include the Proxy Statement and a prospectus relating to the securities to be issued in connection with the proposed transaction. After the Registration Statement has been filed and declared effective, the definitive Proxy Statement/prospectus and other relevant documents will be mailed to ChampionsGate shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, ChampionsGate shareholders and other interested persons are advised to read, once available, the definitive Proxy Statement/prospectus, as well as other documents filed with the SEC by ChampionsGate and Pubco in connection with the proposed transaction, because these documents will contain important information about ChampionsGate, Futuremain, Pubco and the proposed transaction. Shareholders may obtain copies of the definitive Proxy Statement/prospectus, once available, and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov.

Participants in Solicitation

ChampionsGate, Futuremain and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ChampionsGate’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of ChampionsGate’s shareholders in connection with the proposed transaction will be set forth in the Proxy Statement/prospectus included in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy Statement/prospectus carefully when it becomes available before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction among ChampionsGate, Futuremain, Pubco, the holding company and merger subsidiaries to be formed in connection with the transaction, and the other parties thereto. Forward-looking statements include statements concerning the parties’ expectations, hopes, beliefs, intentions or strategies regarding the future, including statements regarding the anticipated benefits of the transaction, the expected timing and completion of the transaction, the listing of Pubco’s securities, the composition of Pubco’s board of directors and management, Futuremain’s business and operations, and the parties’ ability to obtain required approvals and satisfy closing conditions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; (b) the outcome of any legal proceedings that may be instituted against the parties following announcement of the transaction; (c) the inability to complete the transaction due to failure to obtain the approval of ChampionsGate shareholders or Futuremain shareholders or to satisfy other closing conditions, including required governmental and regulatory approvals; (d) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations, tax considerations or as a condition to obtaining regulatory approval; (e) the ability to meet applicable Nasdaq listing standards following consummation of the transaction; (f) the risk that announcement or consummation of the transaction disrupts current plans and operations; (g) the effect of the announcement or pendency of the transaction on the parties’ business relationships, operating results and businesses generally; (h) the ability to recognize the anticipated benefits of the transaction; (i) costs related to the transaction; (j) changes in applicable laws or regulations, including legal, regulatory, tax and accounting developments; (k) the possibility that the parties may be adversely affected by other economic, business or competitive factors; and (l) other risks and uncertainties indicated from time to time in ChampionsGate’s filings with the SEC.

Copies of ChampionsGate’s filings are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by ChampionsGate, and following the closing, Pubco, from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to place undue reliance on forward-looking statements. The parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. No party gives any assurance that any party will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an applicable exemption therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF ANY OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionsGate Acquisition Corporation

/s/ Timothy Boon Liat Lim
	Name:	Timothy Boon Liat Lim
	Title:	Chief Executive Officer

Date: September 11, 2026

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